Exhibit 99.1

Century Aluminum Company Reports Third Quarter 2017 Results

Chicago, October 26, 2017 (GLOBE NEWSWIRE) -- Century Aluminum Company (NASDAQ: CENX) today announced third quarter 2017 results.

Third Quarter 2017 Financial Results

•	Net income of $20.8 million, or $0.22 per diluted share

•	Adjusted net income[1] of $14.4 million, or $0.15 per diluted share

•	Adjusted EBITDA[1] of $47.9 million, up $13.9 million sequentially on increased volume, favorable sales mix and lower raw material costs

•	Revenue of $400.6 million, a 3% increase over prior quarter

•	Cash position increased to $174.2 million on strong conversion of earnings to cash flow. Revolver availability of $136.6 million, resulting in a total liquidity position of $310.8 million

$MM (except shipments and per share data)
	Q2 2017	Q3 2017
Shipments (tonnes)	182,829	184,974
Revenue	$388.8	$400.6
Net Income	7.1	20.8
Diluted EPS	0.07	0.22
Adjusted Net Income[1]	0.8	14.4
Adjusted EPS[1]	0.01	0.15
Adjusted EBITDA[1]	34.0	47.9

Notes:
1 - Non-GAAP measure; see reconciliation of GAAP to non-GAAP financial measures

Century Aluminum Company reported net income of $20.8 million for the third quarter of 2017. Results were favorably impacted by a $5.5 million non-cash gain on the settlement related to retirement benefits for former employees of the Ravenswood facility and a $0.9 million unrealized gain relating to LME forward sales. This result compares to net income of $7.1 million for the second quarter of 2017, which included a $6.1 million unrealized gain relating to LME forward sales.
Adjusted net income for the third quarter of 2017 was $14.4 million compared to adjusted net income of $0.8 million for the second quarter of 2017.
For the third quarter of 2017, Century reported adjusted EBITDA of $47.9 million, up $13.9 million from the second quarter of 2017. The increase was primarily attributable to increased volume, favorable sales mix and lower raw material costs.
Sales for the third quarter of 2017 were $400.6 million compared with $388.8 million for the second quarter of 2017. Shipments of primary aluminum for the third quarter of 2017 were 184,974 tonnes compared with 182,829 tonnes shipped in the second quarter of 2017.
Net cash provided by operating activities in the third quarter of 2017 was $47.4 million. Century's cash position at quarter end was $174.2 million and revolver availability was $136.6 million.
“We are pleased with the company’s performance during the last several months,” commented Michael Bless, Century’s President and Chief Executive Officer. “All operations are stable with production metrics and efficiencies demonstrating consistent improvement. As in past quarters, operating leverage on revenue growth continues to be favorable; the third quarter increase in sequential adjusted EBITDA exceeded the growth in revenue. Cash flow was far greater than adjusted net income.”
“Market fundamentals remain favorable, with good demand trends in our key markets in the U.S. and Europe,” continued Bless. “Commodity prices, including aluminum, alumina, petroleum coke and pitch, took a meaningful leg up beginning in late summer; we will see the impact of each of these prices reflected in our fourth quarter financial results. The driving force behind these dynamics remains the rapidly changing regulatory environment in China. We believe the current relationship between the LME price and that of key raw materials is distorted and that this correlation will return to historical norms within the reasonably near term. Over the mid- and longer-term, the direction of the metal price itself will depend squarely upon whether China is committed to eliminating illegally subsidized overproduction and enforcing the type of long-term discipline it has not to date exhibited. Until and unless confirmation of such behavior emerges, we continue to believe strong action is required to ensure all market participants are able to compete on a level playing field.”

About Century Aluminum
Century Aluminum Company owns primary aluminum capacity in the United States and Iceland. Century's corporate offices are located in Chicago, IL. Visit www.centuryaluminum.com for more information.
Non-GAAP Financial Measures
Adjusted net income, adjusted earnings per share and adjusted EBITDA are non-GAAP financial measures that management uses to evaluate Century's financial performance. These non-GAAP financial measures facilitate comparisons of this period’s results with prior periods on a consistent basis by excluding items that management does not believe are indicative of Century’s ongoing operating performance and ability to generate cash. Management believes these non-GAAP financial measures enhance an overall understanding of Century’s performance and our investors’ ability to review Century’s business from the same perspective as management. The tables below, under the heading "Reconciliation of Non-GAAP Financial Measures," provide a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Century's reported results prepared in accordance with GAAP. In addition, because not all companies use identical calculations, adjusted net income, adjusted earnings per share and adjusted EBITDA included in this press release may not be comparable to similarly titled measures of other companies. Investors are encouraged to review the reconciliations in conjunction with the presentation of these non-GAAP financial measures.
Cautionary Statement
This press release and statements made by Century Aluminum Company management on the quarterly conference call contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are statements about future events and are based on our current expectations. These forward-looking statements may be identified by the words "believe," "expect," "hope," "target," "anticipate," "intend," "plan," "seek," "estimate," "potential," "project," "scheduled," "forecast" or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," "might," or "may." Our forward-looking statements include, without limitation, statements with respect to: future global and local financial and economic conditions; our assessment of the aluminum market and aluminum prices (including premiums); the potential outcome of any trade claims to address excess capacity or unfair trade practices, our assessment of power pricing and our ability to successfully obtain and/or implement long-term competitive power arrangements for our operations and projects; our ability to successfully manage transmission issues and market power price risk and to control or reduce power costs; our ability to procure alumina, carbon products and other raw materials and our assessment of pricing and costs and other terms relating thereto; the future operation of our smelters and our other operations, including future production restarts or curtailments; the future financial and operating performance of Century, its subsidiaries and its projects; future earnings, operating results and liquidity; future inventory, production, sales, cash costs and capital expenditures; future impairment charges or restructuring costs; our assessment of the ultimate outcome of our outstanding litigation; our plans and expectations with respect to the sale or other disposition of our 40% interest in BHH; our ability to access existing or future financing arrangements; future construction, investment and development; and our future business objectives, strategies and initiatives.
Where we express an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, our forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from future results expressed, projected or implied by those forward-looking statements. Important factors that could cause actual results and events to differ from those described in such forward-looking statements can be found in the risk factors and forward-looking statements cautionary language contained in our Annual Report on Form 10-K, quarterly reports on Form 10-Q and in other filings made with the Securities and Exchange Commission. Although we have attempted to identify those material factors that could cause actual results or events to differ from those described in such forward-looking statements, there may be other factors that could cause results or events to differ from those anticipated, estimated or intended. Many of these factors are beyond our ability to control or predict. Given these uncertainties, investors are cautioned not to place undue reliance on our forward-looking statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.

CENTURY ALUMINUM COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(Unaudited)
	Three months ended
	September 30,	June 30,	September 30,
	2016	2017	2017
NET SALES:
Related parties	$301,111	$296,271	$299,235
Other customers	32,539	92,531	101,410
Total net sales	333,650	388,802	400,645
Cost of goods sold	351,262	366,342	359,243
Gross (loss)/profit	(17,612)	22,460	41,402
Selling, general and administrative expenses	9,733	9,352	13,994
Ravenswood losses/(gains)	26,830	—	(5,500)
Other operating expense - net	878	180	437
Operating (loss)/income	(55,053)	12,928	32,471
Interest expense	(5,531)	(5,461)	(5,542)
Interest income	190	283	422
Net gain/(loss) on forward and derivative contracts	1,275	2,957	(3,888)
Other (expense)/income - net	(157)	(1,876)	427
(Loss)/Income before income taxes and equity in earnings of joint ventures	(59,276)	8,831	23,890
Income tax benefit/(expense)	848	(1,452)	(3,321)
(Loss)/Income before equity in earnings of joint ventures	(58,428)	7,379	20,569
Equity in earnings/(loss) of joint ventures	155	(248)	214
Net (loss)/income	$(58,273)	$7,131	$20,783

Net (loss)/income allocated to common stockholders	$(58,273)	$6,563	$19,132
(LOSS)/INCOME PER COMMON SHARE:
Basic	$(0.67)	$0.08	$0.22
Diluted	$(0.67)	$0.07	$0.22
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	87,076	87,272	87,318
Diluted	87,076	88,057	88,255

CENTURY ALUMINUM COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(Unaudited)
	Nine months ended
	September 30,	September 30,
	2016	2017
NET SALES:
Related parties	$871,771	$876,079
Other customers	107,487	279,154
Total net sales	979,258	1,155,233
Cost of goods sold	995,357	1,074,520
Gross (loss)/profit	(16,099)	80,713
Selling, general and administrative expenses	29,303	34,048
Ravenswood losses/(gains)	26,830	(5,500)
Other operating expense - net	2,337	1,590
Operating (loss)/income	(74,569)	50,575
Interest expense	(16,521)	(16,574)
Interest income	475	935
Net gain/(loss) on forward and derivative contracts	2,998	(17,068)
Other income/(expense) - net	(462)	(1,065)
(Loss)/income before income taxes and equity in earnings of joint ventures	(88,079)	16,803
Income tax benefit/(expense)	3,237	(4,465)
(Loss)/income before equity in earnings of joint ventures	(84,842)	12,338
Equity in earnings of joint ventures	891	437
Net (loss)/income	$(83,951)	$12,775

Net (loss)/income allocated to common stockholders	$(83,951)	$11,758
(LOSS)/EARNINGS PER COMMON SHARE:
Basic	$(0.96)	$0.13
Diluted	$(0.96)	$0.13
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	87,059	87,282
Diluted	87,059	88,070

CENTURY ALUMINUM COMPANY
CONSOLIDATED BALANCE SHEETS
(in thousands, except share amounts)
(Unaudited)
	December 31, 2016	September 30, 2017
ASSETS
Cash and cash equivalents	$132,403	$174,213
Restricted cash	1,050	848
Accounts receivable - net	12,432	40,367
Due from affiliates	16,651	11,849
Inventories	233,563	261,756
Prepaid and other current assets	22,210	21,761
Assets held for sale	22,313	—
Total current assets	440,622	510,794
Property, plant and equipment - net	1,026,285	984,948
Other assets	73,420	67,721
TOTAL	$1,540,327	$1,563,463
LIABILITIES AND SHAREHOLDERS’ EQUITY
LIABILITIES:
Accounts payable, trade	$94,960	$97,032
Due to affiliates	15,368	23,657
Accrued and other current liabilities	50,100	56,732
Accrued employee benefits costs	10,917	10,444
Industrial revenue bonds	7,815	7,815
Total current liabilities	179,160	195,680
Senior notes payable	247,699	248,036
Accrued pension benefits costs - less current portion	49,493	46,835
Accrued postretirement benefits costs - less current portion	126,355	128,092
Other liabilities	72,026	62,094
Deferred taxes	108,939	109,632
Total noncurrent liabilities	604,512	594,689

SHAREHOLDERS’ EQUITY:
Series A Preferred stock (one cent par value, 5,000,000 shares authorized; 160,000 issued and 75,625 outstanding at December 31, 2016; 160,000 issued and 75,299 outstanding at September 30, 2017)	1	1
Common stock (one cent par value, 195,000,000 authorized; 94,437,418 issued and 87,250,897 outstanding at December 31, 2016; 94,513,473 issued and 87,326,952 outstanding at September 30, 2017)	944	945
Additional paid-in capital	2,515,131	2,516,866
Treasury stock, at cost	(86,276)	(86,276)
Accumulated other comprehensive loss	(113,893)	(111,965)
Accumulated deficit	(1,559,252)	(1,546,477)
Total shareholders’ equity	756,655	773,094
TOTAL	$1,540,327	$1,563,463

CENTURY ALUMINUM COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(Unaudited)
	Nine months ended
	September 30,	September 30,
	2016	2017
CASH FLOWS FROM OPERATING ACTIVITIES:
Net (loss)/income	$(83,951)	$12,775
Adjustments to reconcile net (loss)/income to net cash provided by operating activities:
Unrealized (gain)/loss on forward and derivative contracts	(330)	6,918
Unrealized gain on contingent obligation	(1,059)	(1,059)
Lower of cost or NRV inventory adjustment	1,499	(4,102)
Depreciation and amortization	63,306	63,091
Ravenswood losses/(gains)	3,830	(5,500)
Pension and other postretirement benefits	1,682	2,292
Deferred income taxes	(8,520)	724
Stock-based compensation	1,134	1,455
Equity in earnings of joint ventures, net of dividends	(891)	(359)
Change in operating assets and liabilities:
Accounts receivable - net	(1,712)	(27,935)
Due from affiliates	3,146	4,802
Inventories	(1,265)	(24,091)
Prepaid and other current assets	9,016	1,108
Accounts payable, trade	(5,028)	4,571
Due to affiliates	4,628	1,523
Accrued and other current liabilities	4,769	9,252
Ravenswood retiree medical settlement	23,000	(5,000)
Other - net	2,073	10,202
Net cash provided by operating activities	15,327	50,667
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property, plant and equipment	(13,127)	(23,590)
Proceeds from sales of property, plant & equipment	—	14,452
Net cash used in investing activities	(13,127)	(9,138)
CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings under revolving credit facilities	900	1,022
Repayments under revolving credit facilities	(900)	(1,022)
Issuance of common stock	—	281
Net cash provided by financing activities	—	281
CHANGE IN CASH AND CASH EQUIVALENTS	2,200	41,810
Cash and cash equivalents, beginning of period	115,393	132,403
Cash and cash equivalents, end of period	$117,593	$174,213

CENTURY ALUMINUM COMPANY
SELECTED OPERATING DATA
(Unaudited)

SHIPMENTS - PRIMARY ALUMINUM[1]

	United States		Iceland
	Tonnes	Sales $ (000)	Tonnes	Sales $ (000)
2017
3rd Quarter	106,192	$235,831	78,782	$161,051

2nd Quarter	103,762	$225,552	79,067	$161,456

2016
3rd Quarter	106,890	$201,973	75,539	$130,177

Notes:
1 - Excludes scrap aluminum sales.

CENTURY ALUMINUM COMPANY
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in millions, except per share amounts)
(Unaudited)

	Three months ended		Three months ended
	June 30, 2017		September 30, 2017
	$MM	EPS	$MM	EPS
Net income as reported	$7.1	$0.07	$20.8	$0.22
Unrealized gain on forward and derivative contracts	(6.1)	(0.06)	(0.9)	(0.01)
Ravenswood gain	—	—	(5.5)	(0.06)
Lower of cost or NRV inventory adjustment	(0.2)	—	—	—
Adjusted net income	$0.8	$0.01	$14.4	$0.15

	Three Months Ended	Three Months Ended
	June 30, 2017	September 30, 2017
Net income	$7.1	$20.8
Interest expense	5.5	5.5
Interest income	(0.3)	(0.4)
Net (gain)/loss on forward and derivative contracts	(3.0)	3.9
Other expense/(income) - net	1.9	(0.4)
Income tax expense	1.5	3.3
Equity in loss/(earnings) of joint ventures	0.2	(0.2)
Operating income	$12.9	$32.5
Lower of cost or NRV inventory adjustment	(0.2)	—
Ravenswood gain	—	(5.5)
Depreciation and amortization	21.3	20.9
Adjusted EBITDA	$34.0	$47.9

Contacts
Peter Trpkovski
(Investors and media)
312-696-3112

Source: Century Aluminum Company